Case 22-10995-LSS Doc 294 Filed 12/21/22 Page 1 of 12

Case 22-10995-LSS Doc 294 Filed 12/21/22 Page 2 of 12

Aggregate Total Itemized Breakdown by Firm Case 22-10995-LSS Doc 294 Filed 12/21/22 Page 3 of 12

Case 22-10995-LSS Doc 294 Filed 12/21/22 Page 4 of 12

Aggregate Total Itemized Breakdown by Firm Case 22-10995-LSS Doc 294 Filed 12/21/22 Page 5 of 12

Case 22-10995-LSS Doc 294 Filed 12/21/22 Page 6 of 12

Case 22-10995-LSS Doc 294 Filed 12/21/22 Page 7 of 12

Case 22-10995-LSS Doc 294 Filed 12/21/22 Page 8 of 12

See Case 22-10995-LSS Doc 294 Filed 12/21/22 Page 9 of 12

PageOnePartOne PageOnePartTwo PageTwoPartOne PageTwoPartTwo Case 22-10995-LSS Doc 294 Filed 12/21/22 Page 10 of 12

Bankruptcy51to100 NonBankruptcy1to50 NonBankruptcy51to100 Bankruptcy1to50 Case 22-10995-LSS Doc 294 Filed 12/21/22 Page 11 of 12

PageFour PageThree Case 22-10995-LSS Doc 294 Filed 12/21/22 Page 12 of 12

IN THE UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT OF DELAWARE _________________________________________ In re: PHASEBIO PHARMACEUTICALS, INC. Debtor.1 ) ) ) ) ) ) ) Chapter 11 Case No. 22-10995 (LSS) _________________________________________ ) GLOBAL NOTES AND STATEMENT OF LIMITATIONS, METHODOLOGY AND DISCLAIMERS REGARDING NOVEMBER 30, 2022 MONTHLY OPERATING REPORT The debtor and debtor in possession (the “Debtor”) in the above-captioned chapter 11 case (the “Chapter 11 Case”) has prepared and filed the attached November 30, 2022 Monthly Operating Report (the “MOR”) in the United States Bankruptcy Court for the District of Delaware (the “Court”). The Debtor has prepared the MOR with the assistance of its advisors and professionals solely for the purpose of complying with the reporting requirements applicable in the Chapter 11 Case and is in a format consistent with the instructions provided by the Office of the United States Trustee for the District of Delaware. The financial information contained herein is unaudited, limited in scope, and is not prepared in accordance with accounting principles generally accepted in the United States of America nor in accordance with federal or state securities laws or other applicable non-bankruptcy law or in lieu of complying with any periodic reporting requirements thereunder. In preparing the MOR, the Debtor relied on financial data available from the limited books and records available to it at the time of such preparation, as well as certain filings from the docket in the Chapter 11 Case. Although the Debtor made commercially reasonable efforts to ensure the accuracy and completeness of the MOR, inadvertent errors or omissions may exist.2 For the avoidance of doubt, the Debtor hereby reserves its right to amend and supplement the MOR as may be necessary or appropriate. Each signatory to the MOR has necessarily relied upon the efforts, statements, advice, and representations of personnel of the Debtor and its advisors and professionals. Each signatory has 1 The last four digits of the Debtor’s federal tax identification numbers is 5697. The Debtor’s principal office is located at 1 Great Valley Parkway, Suite 30, Malvern, PA 19355. 2 The Debtor, and its agents, advisors, attorneys, and other professionals, as applicable, do not guarantee or warrant the accuracy or completeness of the data that is provided in the MOR. Case 22-10995-LSS Doc 294-1 Filed 12/21/22 Page 1 of 9

2 not (and could not have) personally verified the accuracy of each such statement, representation, and answer contained in the MOR. Part 1: Cash Receipts and Disbursements. The MOR presents the Debtor’s receipts and disbursements for the period from November 1, 2022 through November 30, 2022. In November, under the Co-Development Agreement dated January 9, 2020, SFJ Pharmaceuticals X, Ltd. directly paid vendors an approximate amount of $422,529 for the benefit of the estate. Part 2: Asset and Liability Status. The amounts identified in Part 2 of the MOR are derived from the Debtor’s unaudited and estimated accrual-based Balance Sheet as of November 30, 2022. Certain Balance Sheet accounts such as operating leases, deferred sublicense revenues and Development Derivative are presented in Exhibit E: Balance Sheet. Postpetition payables includes accounts payable and unamortized debt issuance costs. Please refer to the notes above for information about presentation and limitations that may exist in the MOR. Part 3: Assets Sold or Transferred. No such transactions or activities during the period from November 1, 2022 through November 30, 2022. Part 4: Income Statement (Statement of Operations). This MOR presents the Debtor’s best estimate of its cash-basis Statements of Operations for the period from November 1, 2022 through November 30, 2022. Please refer to the notes above for information about presentation and limitations that may exist in the MOR. Part 5: Professional Fees and Expenses. The Debtor did not make any payments to any restructuring professionals (whether retained or anticipated to be retained) during the period from November 1, 2022 through November 30, 2022. Part 6: Postpetition Taxes. The Debtor collects, withholds, and incurs withholding, income, and property taxes, as well as other business and regulatory fees and assessments (collectively, the “Taxes and Fees”). The Debtor remits the Taxes and Fees to various federal, state, and local governments (collectively, the “Authorities”). The Debtor pays the Taxes and Fees to the Authorities on a periodic basis, remitting them monthly, semi-monthly, quarterly, semi-annually, or annually depending on the nature and incurrence of a particular Tax or Fee. On November 15, 2022, the Court entered an order [Docket No. 139] authorizing, but not directing, the Debtor to, among other things, pay Taxes and Fees that arise or accrue in the ordinary course of business on a postpetition basis consistent with prepetition practices. The Debtor believes that it is current with respect to any outstanding, postpetition amounts due. Exhibit E: Balance Sheet. This MOR presents the Debtor’s best estimates of its accrual-based Balance Sheet at November 30, 2022. Certain prepaid accounts, accruals, and Development Derivative calculations require information from third parties that were not readily available at the time of preparation of this MOR. Further, estimates for the inputs to appropriately measure the Development Derivative at fair value cannot be made given the Debtor’s current situation. Accrued Clinical and MFG, and Other include Debtor Professional Fees incurred but unpaid as of November 30, 2022. Please refer to the notes above for information and limitations that may exist in the MOR. Case 22-10995-LSS Doc 294-1 Filed 12/21/22 Page 2 of 9

Case 22-10995-LSS Doc 294-1 Filed 12/21/22 Page 3 of 9

In re: PhaseBio Pharmaceuticals, Inc.
Case No. 22-10995
Statement of Cash Receipts and Disbursements Summary
Reporting Period: November 1 to November 30, 2022
(amounts in $)

		PhaseBio Pharmaceuticals, Inc.
Cash Beginning of Month	$	**2,662,983.28**
Receipts		
Collections of Accounts Receivable		-
DIP Loan Proceeds		-
Inter-Company Cash Transfers		-
Cash Collateral Proceeds		-
Sale of Assets		-
Employee Benefit Refunds		-
Other		1,319.24
Total Receipts		**1,319.24**
Disbursements		
Payroll & Taxes		737,438.11
Employee Benefits		140,794.41
Rent		46,632.62
Insurance		-
Essential Vendors		139,456.00
Other Operating Disbursements		35,731.08
Interest & Fees		23,333.33
Other		-
Professional Fees		-
U.S. Trustee Quarterly Fees		-
Court Costs		-
Total Disbursements		**1,123,385.55**
Net Cash Flow (Receipts Less Disbursements)		**(1,122,066.31)**
Cash - End of Month	$	**1,540,916.97**

In re: PhaseBio Pharmaceuticals, Inc. Case No. 22-10995 Statement of Operations Reporting Period: November 1 to November 30, 2022 (amounts in $) Cash-Basis PhaseBio Pharmaceuticals, Inc. Gross Sales -$ Cost of goods sold - Gross profit - Selling expenses - General and administrative expenses 908,728.93 Other expenses 170,203.29 Depreciation and/or amortization (not included in 4b) - Interest & Fees 23,333.33 Taxes (local, state, and federal) 21,120.00 Reorganization items - Miscellaneous (Income) / Expense (1,319.24) Profit (loss) (1,122,066.31)$ Case 22-10995-LSS Doc 294-1 Filed 12/21/22 Page 4 of 9

In re: PhaseBio Pharmaceuticals, Inc. Case No. 22-10995 Balance Sheet Reporting Period: November 1 to November 30, 2022 (amounts in $) PhaseBio Pharmaceuticals, Inc. Cash 1,534,570$ Prepaids 5,547,578 Fixed Assets 8,395,345 Right of Use Asset - Operating 1,309,569 Deposits 57,276 Total Assets 16,844,337 Accounts Payable 23,601,820 Payroll Liabilities 913,100 Current Portion of JMB Loan 11,086,295 Current Portion of Deferred Sublicense Revenue 849,036 Accrued Clinical and MFG, and Other 17,839,108 Accrued Interest 140,000 Short Term Operating Lease Liability 501,407 Long Term Portion of JMB Debt - Long Term Operating Lease Liability 879,227 Long Term Portion of Deferred Sublicense Revenue 7,409,687 Development Derivative 108,828,082 Total Liabilities 172,047,762 Common Stock 50,175 APIC - Common Stock 303,195,368 Treasury Stock (24,178) Retained Earnings (391,793,997) Net Income (66,630,794) Total Equity (155,203,425) Total Liabilities and Equity 16,844,337 Case 22-10995-LSS Doc 294-1 Filed 12/21/22 Page 5 of 9

In re: PhaseBio Pharmaceuticals, Inc. Case No. 22-10995 Schedule of Payments to Insiders Reporting Period: November 1 to November 30, 2022 The Debtor hereby submits this attestation regarding payments to insiders during November 2022. No non-cash transfers were made during this reporting period. /s/ Lawrence Perkins December 21, 2022 Signature of Authorized Individual Date Lawrence Perkins Chief Restructuring Officer Printed Name of Authorized Individual Title of Authorized Individual All payments made to insiders were on account of ordinary course salaries and authorized travel and expense reimbursements in the post petition period and/or in accordance with interim and final orders authorizing the Debtor to pay, among other things, prepetition wages, salaries, employee benefits, and other compensation (Docket Nos. 48 & 141). Case 22-10995-LSS Doc 294-1 Filed 12/21/22 Page 6 of 9

In re: PhaseBio Pharmaceuticals, Inc. Case No. 22-10995 All bank statements and bank reconciliations for the reporting period Reporting Period: November 1 to November 30, 2022 /s/ Lawrence Perkins December 21, 2022 Signature of Authorized Individual Date Lawrence Perkins Chief Restructuring Officer Printed Name of Authorized Individual Title of Authorized Individual The Debtor's standard practice is to ensure that bank reconciliations are completed before closing the books each reporting period. I attest that each of the Debtors’ bank accounts has been reconciled in accordance with their standard practices. The Debtor hereby submits this attestation regarding bank account reconciliations in lieu of providing copies of bank statements, bank reconciliations and journal entries during November 2022. Case 22-10995-LSS Doc 294-1 Filed 12/21/22 Page 7 of 9

In re: PhaseBio Pharmaceuticals, Inc. Case No. 22-10995 Schedule of Pre-Petition Payments Reporting Period: November 1 to November 30, 2022 The Debtor hereby submits this attestation regarding pre-petition payments during November 2022. /s/ Lawrence Perkins December 21, 2022 Signature of Authorized Individual Date Lawrence Perkins Chief Restructuring Officer Printed Name of Authorized Individual Title of Authorized Individual All payments made by Debtor during the month of November 2022 (and included in the disbursements reported herein) were authorized under First Day Orders granted by the Court. Due to the voluminous and commercially sensitive nature of these payments, the individual detail of these payments is not included in this document but will be made available to the Office of the United States Trustee upon request. Case 22-10995-LSS Doc 294-1 Filed 12/21/22 Page 8 of 9

In re: PhaseBio Pharmaceuticals, Inc. Case No. 22-10995 Schedule of Post-Petition Borrowing Activity Reporting Period: November 1 to November 30, 2022 The Debtor hereby submits this attestation regarding post-petition borrowing activity during November 2022. /s/ Lawrence Perkins December 21, 2022 Signature of Authorized Individual Date Lawrence Perkins Chief Restructuring Officer Printed Name of Authorized Individual Title of Authorized Individual The Debtor did not initiate any borrowing during this reporting period. All postpetition borrowing was authorized by the interim and final orders authorizing the Debtor to, among other things, obtain postpetition fincancing (Docket Nos. 57 & 142). Case 22-10995-LSS Doc 294-1 Filed 12/21/22 Page 9 of 9